Defined Asset Funds(sm)

Select Ten Portfolio
For your retirement...

Tax-Deferred Accounts
IRA Roth & Traditional

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How do you envision your retirement years?

         Maybe you'll travel off the beaten path, start a new career or buy a small business. Or perhaps your vision is sitting in a comfortable home with your grandchildren playing at your feet.

         No matter your idea of retirement, it all starts with this: a disciplined, long-term plan. The Defined Asset Funds(sm) Select Ten Portfolio can help.


The Discipline You Want

The Select Ten Portfolio is designed to be a sound choice as part of your retirement plan. It follows a disciplined strategy for total return by choosing the ten highest dividend-yielding stocks of the Dow Jones Industrial Average (DJIA)1 and holding them for about one year (the "Strategy"). The Portfolio looks for potential values in the equity market by investing in established companies whose prices may be depressed. At the end of each year, the Strategy may be reapplied. You can choose to roll your investment into the next Select Ten Portfolio, if available, at a reduced sales charge, or you can redeem your investment.

Although each Select Ten Portfolio is a one-year investment, this Strategy is designed for the long-term. We recommend you stay with the Select Ten Strategy for at least three to five years for potentially more consistent results.

The Growth Potential You Need

A critical part of retirement planning is determining how much money you need for the quality of life you want. Another key ingredient to your plan may be to start saving as early as possible.

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         1 The name Dow Jones Industrial Average is the property of Dow Jones
& Company, Inc., which has not participated in the creation of any Select Ten Portfolio, or the selection of its stocks and is unaffiliated with the Portfolio.


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The charts that follow show the growth potential of a long-term investment following the Strategy. Based on hypothetical past performance of the Strategy, the first chart illustrates what could have happened if, starting at age 45, you had invested $2,000 each year-the maximum allowable contribution in one year to all IRAs2 for any individual. The investment shown is for 20 years following the Select Ten Strategy. At age 64, this $40,000 investment could have grown to $296,519.

The second chart illustrates how the Strategy works hypothetically during retirement. If you had retired in 1994, it would have been possible to withdraw $25,000 from your account each year without significantly reducing your principal. There can be no assurance that the rising stock prices, reflected in these figures, will continue.

[Graph]

The results shown above represent hypothetical past performance of the Strategy (not any Portfolio) from 1974 through 1993, and are no guarantee of future results of any Select Ten Portfolio. Figures reflect reinvestment of dividends and deduction of Portfolio sales charges (2.75% for the first year, 1.75% each subsequent year) and estimated expenses, but not brokerage commissions or taxes. Actual Portfolio performance will differ from the hypothetical illustration above because of commissions, Portfolios are established and liquidated at different times during the year, they normally purchase and sell stocks at prices different from those used in determining Portfolio unit price, they are not fully invested at all times and stocks may not be weighted equally.







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         2 Roth IRA first available in 1998.


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

Assume at Age 65, You Begin Withdrawing $25,000 Per Year
-------------------------------------------------------------------------------------------------
                                                     Balance
                  Beginning         Withdrawals      After           Earnings On      Year-End
                  Balance           Per Year         Withdrawal        Balance          Value
-------------------------------------------------------------------------------------------------
1/1/94           $296,519          $25,000          $271,519          $ 5,756          $277,275
-------------------------------------------------------------------------------------------------
1/1/95            277,275           $25,000          252,275           87,565           339,840
-------------------------------------------------------------------------------------------------
1/1/96            339,840           $25,000          314,840           82,394           397,234
-------------------------------------------------------------------------------------------------
1/1/97            397,234           $25,000          372,234           73,777           446,011
-------------------------------------------------------------------------------------------------
1/1/98            446,011           $25,000          421,011           36,207           457,218
-------------------------------------------------------------------------------------------------
1/1/99            457,218           $25,000          432,218           0                432,218(3)
-------------------------------------------------------------------------------------------------


Roth Or Traditional IRAs: What's The Difference?

The signing of The Taxpayer Relief Act of 1997 may revolutionize the way Americans save for retirement. It ushered in the Roth IRA-a powerful new tool for your tax-sheltered retirement contributions.

Many taxpayers may be eligible for the new Roth IRA. To be eligible, your modified adjusted gross income must be under $150,000 for married couples filing jointly, or $95,000 for an individual.

The key difference between a traditional and Roth IRA is that, with a traditional IRA, contributions may be tax-deductible up front, but you may be taxed when you withdraw later. With a Roth IRA, while your contributions are not deductible, your tax savings come when you're ready to make a withdrawal.

Tax-Free Withdrawals

With the Roth IRA, all distributions after age 59 1/2 are completely tax-free if the Roth has been held for five years. And no matter your age, after five years investors in a Roth IRA can take a qualified distribution of up to $10,000 to purchase a first-time home for your-self, spouse, child or other family member, or to meet higher-education expenses. To determine if the Roth IRA can work for you, consult your tax advisor.



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         3  As of 12/31/98


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The Select Ten Portfolio And Your Roth IRA

While the Roth IRA option has only been available for a short time, imagine what it could have meant to your IRA savings. The chart below illustrates an investment in an actual Select Ten Portfolio placed in a Roth IRA, if the Roth IRA option had been available before 1998. In addition to what you could have earned on your investment in the Select Ten, your distribution after five years would have been completely tax-free. That could have been a tax savings of $3,100, based on a 1998 federal income tax rate of 31% for married taxpayers with adjusted gross incomes of less than $150,000. Past performance of the illustrated Select Ten Portfolio is no guarantee of future results.

Actual Select Ten Portfolio Performance, Series A Since Inception, If Invested In A Roth IRA4


Year                          Annual Contribution               Year-End Value
-------------------------------------------------------------------------------
1/3/92-1/4/93                      $2,000                          $ 4,021
-------------------------------------------------------------------------------
1/4/93-1/5/94                       2,000                            7,010
-------------------------------------------------------------------------------
1/5/94-1/9/95                       2,000                            8,926
-------------------------------------------------------------------------------
1/9/95-1/18/96                      2,000                           13,739
-------------------------------------------------------------------------------
1/18/96-1/27/97                     2,000                           20,050
-------------------------------------------------------------------------------
1/27/97-1/28/98                     2,000                           25,086
-------------------------------------------------------------------------------
1/28/98-12/31/98                    2,000                           28,947
-------------------------------------------------------------------------------
Your Qualified Tax-Free Distribution After
Five Taxable Years                                                 $10,000
-------------------------------------------------------------------------------
The Ending Value Of Your Select Ten Portfolio
Series A                                                           $18,947
-------------------------------------------------------------------------------
Your Federal Tax Savings
(Based on a 1998 federal income tax rate of 31%)                   $ 3,100
-------------------------------------------------------------------------------

The chart above assumes an initial $2,000 investment and a $2,000 contribution at the beginning of each period thereafter.

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         4 Based on results, including rollovers of Series A from inception through 12/31/98 with dividends reinvested and the deduction of sales charges of 2.75% the first year and 1.75% on each annual rollover Portfolio, expenses and commissions.


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About Defined Asset Funds-Time In The Market

We believe that the disciplined strategy of buying and holding securities with long-term view can help in meeting our investors' needs. For income, for growth or for total return, time in the market can be an effective strategy for growing your portfolio. This philosophy is the cornerstone of Defined Asset Funds.

In addition to the Select Ten Portfolio, you can choose from a family of Defined Equity and Fixed-Income portfolios to meet your retirement and other investment goals.

Defining Your Risks

The following are important facts to keep in mind when considering this investment.

o The Portfolio is designed for investors who can assume the risks associated with equity investments. It may not be appropriate for investors seeking capital preservation.
o There can be no assurance that the Portfolio will meet its objective, that dividend rates will be maintained or that stock prices will not decrease.
o The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile.
o These stocks may have higher yields because they or their industries are experiencing financial difficulties or are out of favor. There can be no assurance that the market factors which caused these relatively low prices and high yields will change.
o Owning units of this Portfolio may result in annual federal, state and local taxes, much of which can be deferred by rolling over into the next portfolio. Consult your tax advisor concerning your personal situation.

The Time To Start Is Now!

You can get started with the Select Ten Portfolio right now with about $250 for traditional or Roth IRAs. Your financial professional can provide you with the latest quarterly performance figures for each Select Ten Portfolio, and a free prospectus containing more complete information, including risks, sales charges and expenses. Please read the information carefully before you invest or send money.

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32704SJ-1/99


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(C) 1999 Merrill, Lynch, Pierce, Fenner & Smith Incorporated. Member SIPC.


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